Earnings per Share (Tables)	12 Months Ended
Dec. 31, 2020
Earnings per Share
Schedule of calculations of basic and diluted earnings per common share

(dollars in thousands, except per share data)	2020	2019	2018
Basic earnings per share:
Net income available to shareholders	$14,293	$16,114	$10,714
Average shares outstanding	6,489,799	6,525,684	6,518,772
Basic earnings per share	$2.20	$2.47	$1.64
Diluted earnings per share:
Net income available to shareholders	$14,293	$16,114	$10,714
Average shares outstanding	6,489,799	6,525,684	6,518,772
Effect of dilutive stock options	—	—	5,454
Average shares outstanding including dilutive stock options	6,489,799	6,525,684	6,524,226
Diluted earnings per share	$2.20	$2.47	$1.64